Exhibit 99.1

The information contained herein is draft, internal company estimates and projections, including forward-looking information, as of December 19, 2013 and is subject to change. The Company assumes no obligation to supplement or update this information because of subsequent events, new information or otherwise.  Additional information regarding risks and uncertainties of forward-looking statements is contained in our periodic reports under the caption “Disclosure Regarding Forward-Looking Statements.

2014 Guidance - December 19, 2013

Attachments:

1                                         Key Assumptions

Sales - $438 MM - Wyndham $99MM 4/1/14, $339 MM 10/1/14

Acquisitions - $200 MM per Residential Business Plan

Development/JVs, net - $208 MM (including cap. interest $18 MM)

2                                         Key Statistics

3                                         Cash Available for Distribution

4                                         Occupancy Comparison

5                                         DYNA Leasing Starts

The information contained herein is draft, internal company estimates and projections, including forward-looking information, as of December 19, 2013 and is subject to change. The Company assumes no obligation to supplement or update this information because of subsequent events, new information or otherwise.  Additional information regarding risks and uncertainties of forward-looking statements is contained in our periodic reports under the caption “Disclosure Regarding Forward-Looking Statements.

Key Assumptions for 2014 Guidance	2014	12/19/2013

December 23, 2013 press release
$ in millions except per share data

	2014
	1Q	2Q	3Q	4Q	FY
Consensus - December 19,,2013 by quarter and by year	$0.540	$0.550	$0.540	$0.560	$2.19
Consensus Range of Estimates	$0.51 - 0.56	$0.51 - 0.60	$0.48 - 0.60	$0.58 - 0.65	$2.04 - 2.41

	$0.47	$0.52	$0.53	$0.48	$2.00

Projected FFO-GAAP per share - current model	$0.47	$0.52	$0.53	$0.48	$2.00
Guidance range - recommended					$1.90 $2.10

DYNA/IBS occup. - current portfolio - end of period	81.4%	81.0%	81.6%	82.7%
adj.	0.0%	0.0%	0.0%	0.0%
DYNA/IBS occup. - projected - end of period	81.4%	81.0%	81.6%	82.7%
Diff. Between leased and occupied	2.1%	2.1%	2.1%	2.1%
% Leased - published, end of period	83.5%	83.1%	83.7%	84.8%

Prop level reserve 87 bp included in DYNA for 2014	$1.2	$1.2	$1.2	$1.2	$4.8
Corp loss reserve ($mils)	$—	$—	$—	$—	$—
Total loss reserve	$1.2	$1.2	$1.2	$1.2	$4.8

Facility borrowing rate (+110)	1.36%	1.58%	1.42%	1.49%
LIBOR rate	0.26%	0.28%	0.32%	0.39%

Debt to undepreciated assets ratio	38.7%	37.4%	39.3%	38.6%	38.6%
Fixed charge coverage ratio	2.2	2.3	2.4	2.2	2.2

Line balance average - $mils	$154.9	$44.2	$119.5	$—
Line interest only in quarter - $mils	$0.6	$0.2	$0.5	$—
Line balance at end of period - $mils	$111.6	$54.6	$93.7	$—
Unrestricted Cash balance at end of period - $mil	$20.0	$20.0	$20.0	$215.7

Capitalized interest ($mils)	$3.3	$4.3	$5.0	$5.9	$18.6

DYNA base cash rent	$125.2	$125.7	$127.1	$128.5	$506.5
Straight-line rent - CORE in model	$2.0	$2.0	$1.3	$1.5	$6.8
Straight-line rent - Large tenants in model	$1.3	$0.8	$0.1	$0.1	$2.3
					$515.6

Other income ($mils) incl. Term. fees	$1.3	$1.3	$1.3	$1.3	$5.0
DYNA Parking revenues	$1.4	$1.3	$1.4	$1.5	$5.6
Real estate services and fee revenues ($mils)	$7.6	$8.1	$8.3	$8.6	$32.6
Real estate services expense ($mils)	$4.5	$4.6	$4.7	$4.7	$18.5

RPC G&A components ($mils)	$5.1	$5.3	$5.5	$6.0	$21.8
Corp G&A expense ($mils)	$9.4	$9.4	$9.4	$9.4	$37.5
Total G&A	$14.5	$14.6	$14.8	$15.4	$59.3

The information contained herein is draft, internal company estimates and projections, including forward-looking information, as of December 19, 2013 and is subject to change. The Company assumes no obligation to supplement or update this information because of subsequent events, new information or otherwise.  Additional information regarding risks and uncertainties of forward-looking statements is contained in our periodic reports under the caption “Disclosure Regarding Forward-Looking Statements.

Mack-Cali Realty Corporation

Key Statistics

12/19/13

$ in thousands

	2014		2014		2014		2014		2014
	1Q		2Q		3Q		4Q		FY

Funds from Operations	47,039		51,481		53,392		47,632		199,544
Guidance Range
First Call Consensus Range of Estimates	$0.51 - 0.56		$0.51 - 0.60		$0.48 - 0.60		$0.58 - 0.65		$2.04 - 2.41
First Call Consensus	$0.540		$0.550		$0.540		$0.560		$2.190
Funds from Operations Per Share	$0.471		$0.516		$0.535		$0.477		$1.999

Reported Occupancy - IBS % Leased	83.50%		83.10%		83.70%		84.80%

Weighted Average Shares Outstanding	99,803		99,804		99,805		99,805		99,804

Recurring EBITDA	75,091		75,390		77,339		71,642		299,462

Total Debt EOP	2,290,549		2,237,673		2,304,256		2,240,068		2,240,068
Cash	20,000		20,000		20,000		215,697		215,697
Net Debt EOP	2,270,549		2,217,673		2,284,256		2,024,371		2,024,371

Change in Debt	(98,893)		(52,876)		66,582		(64,187)		(149,375)
Credit Line Balance EOP	111,615		54,617		93,719		—		—
Undepreciated Assets	5,918,906		5,975,455		5,870,401		5,804,114		5,804,114
Investing Activity - Incremental Only
Capitalized Interest	(3,338)		(4,336)		(5,033)		(5,908)		(18,615)
M-F Acquisitions	(128,648)		(2,000)		(70,656)		—		(201,304)
M-F Development/Hotel Site Sale	(6,131)		(33,965)		98		(37,869)		(77,867)
Core Development	(2,000)		(2,000)		(2,000)		(2,000)		(8,000)
Investment in Joint Ventures, net of JV sales	(69,018)		(25,491)		19,127		(21,365)		(96,747)
Office Sales	—		99,784		—		338,519		438,303
Purchase Money Mortgage Note Issuance	(1,908)		92		92		92		(1,633)
Total Investing Activity, net	(211,044)		32,084		(58,373)		271,469		34,137
Financing Activity

Maturing Notes	(200,000)		—		—		—		(200,000)
Maturing Mortgages	(5,424)		(9,492)		(152,777)		—		(167,693)
Planned Long Term Debt Issuance	—		—		—		—		—
Mortgage Issuance	—		14,365		181,037		30,558		225,960
Planned Common Equity Issuance	—		—		—		—		—
Change in Line Balance	111,615		(56,998)		39,102		(93,719)		—
Total Financing Activity	(93,809)		(52,124)		67,361		(63,161)		(141,733)
Ratios
Fixed Charge	2.22	x	2.34	x	2.41	x	2.21	x	2.21	x
Interest Coverage	2.46	x	2.71	x	2.85	x	2.70	x	2.67	x
Debt to Undepreciated Assets	38.70%		37.45%		39.25%		38.59%		38.59%
Debt to EBITDA (Q/annlzd., Y/TTM)	7.63	x	7.42	x	7.45	x	7.82	x	7.48	x
Net Debt to EBITDA (Q/annlzd., Y/TTM)	7.56	x	7.35	x	7.38	x	7.06	x	6.76	x
Proportionate Share of UJV Debts:

MC Share of JV Debt	220,250		220,250		220,250		220,250		220,250
MC Share of JV EBITDA	4,375		4,375		4,375		4,375		17,500
JV Debt to EBITDA	12.59	x	12.59	x	12.59	x	12.59	x	12.59	x

Net Debt - With Proportionate Share of JV Debt	2,490,799		2,437,923		2,504,506		2,244,621		2,244,621
EBITDA - With Proportionate Share of JV’s	79,466		79,765		81,714		76,017		316,962
Net Debt to EBITDA - With Proportionate UJV Share	7.84	x	7.64	x	7.66	x	7.38	x	7.08	x
Total Interest Paid
Interest expense	30,542		27,832		27,099		26,504		111,977
Capitalized interest cost	3,338		4,336		5,033		5,908		18,615
	33,880		32,168		32,133		32,411		130,592

The information contained herein is draft, internal company estimates and projections, including forward-looking information, as of December 19, 2013 and is subject to change. The Company assumes no obligation to supplement or update this information because of subsequent events, new information or otherwise. Additional information regarding risks and uncertainties of forward-looking statements is contained in our periodic reports under the caption “Disclosure Regarding Forward-Looking Statements.

Mack-Cali Realty Corporation	Scenario 2:	Scenario #1 AND Add $438MM sales program ($99MM April 1, $339MM Oct. 1)
Cash Available for Distribution
19-Dec-13
$ in thousands

	2013					2014
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY

Funds From Operation - GAAP	63,035	65,113	57,109	50,884	236,141	47,039	51,481	53,392	47,632	199,544
Less: Non-incremental Revenue Generating Capex
Building Improvements	4,916	3,122	3,438	4,000	15,476	10,143	10,616	9,375	9,706	39,840
Tenant Improvements and Leasing Commissions	14,182	11,258	11,421	11,000	47,861	16,700	6,400	13,500	15,500	52,100
Straight-line Rent Adjustments	6,409	3,272	439	3,080	13,200	3,330	2,823	1,338	1,588	9,079
Amortization of (Above)/Below Market Lease Intangibles	399	542	474	32	1,447	32	32	32	32	128
Cash Available for Distribution	37,129	46,919	41,337	32,772	158,157	16,834	31,610	29,147	20,806	98,397

Other Cash Flow Adjustments
Plus: Amortization Of Deferred Financing Fees	839	966	962	1,021	3,788	1,059	1,065	1,041	1,041	4,205
Less: Interest Paid But Capitalized	3,476	3,334	3,559	2,673	13,042	3,338	4,336	5,033	5,908	18,615
Less: Incremental Capital Expenditures	7,608	8,835	5,335	9,000	30,778	9,000	9,000	7,912	7,487	33,399
	(10,245)	(11,203)	(7,932)	(10,652)	(40,032)	(11,279)	(12,271)	(11,905)	(12,354)	(47,809)

Cash Available to Pay Common Dividends/Distributions	26,885	35,716	33,405	22,120	118,125	5,554	19,339	17,242	8,452	50,588

Less: Common Dividends/Distributions	44,828	44,967	29,997	30,003	149,795	30,003	30,003	30,003	30,004	120,013

Cash Flow Surplus/(Deficit)	(17,943)	(9,251)	3,407	(7,883)	(31,670)	(24,449)	(10,664)	(12,761)	(21,551)	(69,425)

Cash Flow Surplus/(Deficit) Per Share	(0.180)	(0.093)	0.034	(0.079)	(0.317)	(0.245)	(0.107)	(0.128)	(0.216)	(0.696)

Ratios on a Cash Basis
Dividends/FFO-GAAP Ratio	71.12%	69.06%	52.53%	58.96%	63.43%	63.78%	58.28%	56.19%	62.99%	60.14%
Dividends/CAD Ratio	120.74%	95.84%	72.57%	91.55%	94.71%	178.23%	94.92%	102.94%	144.20%	121.97%
Dividends/Cash Available Ratio	166.74%	125.90%	89.80%	135.64%	126.81%	540.17%	155.14%	174.01%	354.97%	237.23%

The information contained herein is draft, internal company estimates and projections, including forward-looking information, as of December 19, 2013 and is subject to change. The Company assumes no obligation to supplement or update this information because of subsequent events, new information or otherwise. Additional information regarding risks and uncertainties of forward-looking statements is contained in our periodic reports under the caption “Disclosure Regarding Forward-Looking Statements.

Occupancy Comparison for 2014 Projections

				2014 Expirations by
			Projections -	SF as of
			month to	Oct 18, 2013 (for	Expirations	Implied Total	Implied
	2014 Projection as of Oct		month change	Projected SF)	by % of	Absorption	Absorption
	18, 2013		Change vs.	Expirations	Company (SF	SF	(% of
2014 Projected	Projected - DYNA		Previous	Projected - IBS	basis)	Lease starts	Company)

31-Jan	81.61%		-3.99%	840,481	3.01%	-274,798	-0.98%
28-Feb	81.65%		0.04%	222,638	0.80%	233,819	0.84%
31-Mar	81.71%	1st Qtr Avg	0.06%	121,376	0.43%	138,147	0.49%
		81.66%	-3.89%	1,184,495	4.24%	97,168	0.35%

30-Apr	81.65%		-0.06%	158,486	0.57%	141,715	0.51%
31-May	81.53%		-0.12%	194,287	0.70%	160,745	0.58%
30-Jun	81.48%	2nd Qtr Avg	-0.05%	144,293	0.52%	130,317	0.47%
		81.55%	-0.23%	497,066	1.78%	432,777	1.55%

31-Jul	82.23%		0.75%	166,476	0.60%	166,476	0.60%
31-Aug	82.27%		0.04%	172,880	0.62%	184,061	0.66%
30-Sep	82.36%	3rd Qtr Avg	0.09%	234,678	0.84%	259,835	0.93%
		82.29%	0.88%	574,034	2.05%	610,371	2.18%

31-Oct	83.29%		0.93%	175,363	0.63%	435,315	1.56%
30-Nov	83.30%		0.01%	130,244	0.47%	133,039	0.48%
31-Dec	83.65%	4th Qtr Avg	0.35%	54,463	0.19%	152,294	0.54%
		83.41%	1.29%	360,070	1.29%	720,649	2.58%

last 12 mo avg	82.23%		-1.95%	2,615,665	12 mo	1,860,965

The information contained herein is draft, internal company estimates and projections, including forward-looking information, as of December 19, 2013 and is subject to change. The Company assumes no obligation to supplement or update this information because of subsequent events, new information or otherwise. Additional information regarding risks and uncertainties of forward-looking statements is contained in our periodic reports under the caption “Disclosure Regarding Forward-Looking Statements.

DYNA LEASING STARTS - Q3 2013 (10/13)

	Qtr1	Qtr2	Qtr3	Qtr4	Total
IBS Actual 5-Qtr - 2004 (1)	254,003	551,584	680,240	718,069	2,203,896
IBS Actual 5 Qtr -2005 (2)	281,924	509,244	954,467	928,613	2,674,248
IBS Actual 5 Qtr - 2006	212,355	635,635	828,759	762,871	2,439,620
IBS Actual 5 Qtr - 2007 (3)	290,072	616,185	816,107	973,859	2,696,223
IBS Actual 5 Qtr - 2008 (4)	274,472	556,687	678,238	720,300	2,229,697
IBS Actual 5 Qtr - 2009 (5)	212,576	371,415	577,959	379,493	1,541,443
IBS Actual 5 Qtr - 2010	322,851	609,042	551,998	686,452	2,170,343
IBS Actual 5 Qtr - 2011	377,538	705,500	738,657	724,257	2,545,952
IBS Actual 5 Qtr - 2012	473,837	560,364	688,018	709,505	2,431,724
Average of Historical Data	299,959	568,406	723,827	733,713	2,325,905
Average of Historical Data w/o 2009	310,882	593,030	742,061	777,991	2,423,963

Dyna Calendar Year 2013 - Original 10/12	383,757	591,418	820,853	833,796	2,629,824
Dyna Calendar Year 2013 - Update 1/13	358,336	585,910	844,308	842,309	2,630,863
Dyna Calendar Year 2013 - Update 4/13	289,920	641,938	791,022	804,989	2,527,869
Dyna Calendar Year 2013 - Update 7/13	294,630	687,628	812,896	689,267	2,484,421

Dyna Calendar Year 2013 - Leasing Starts (Signed Q4 2012 thru Current Qtr)
Executed Deals	294,630	687,628	723,729	679,305	2,385,292
New & Renewal Pipleline Deals	0	0	0	83,699	83,699
Speculative New & Renewal Deals	0	0	0	19,228	19,228
Total Revised Leasing Starts	294,630	687,628	723,729	782,232	2,488,219

Increase (Decrease) Starts	0	0	(89,167)	92,965	3,798

10/12 - 2012 Projections for Year-over-Year Comparison
IBS 2012 Executed Deal	473,837	560,364	688,018	636,052	2,358,271
New/Renewal Pipleline Deals	0	0	0	118,541	118,541
Spec & Proposed Renewal Deals	0	0	0	44,483	44,483
Total Revised Leasing Starts	473,837	560,364	688,018	799,076	2,521,295
Actual 2012 Results	473,837	560,364	688,018	709,505	2,431,724

YEAR END OCCUPANCY PROJECTION - 2013

Prior Projected Dyna 2013 YE % Occupancy before Occupancy Reserves	83.47%

Impact of Projected Change in Leasing & Misc. Activity	-0.01%
Activity Not Impacting YE Occupancy	-0.08%
Net Early Terminations / Downsizings / Defaults in Current Quarter Impacting YE Occ	-0.02%

			Prior Qtr
			Projection
Current Projected 2013 YE Occupancy before Occupancy Reserves & Port. Adjstmt		83.36%	83.47%

Potential Defaults Due to Litigation List thru YE	-0.16%
Reserves for Unanticipated Terminations / Defaults / Downsizings thru YE	0.00%
Est. Occupancy Reserves Required for Remainder of Year		-0.16%	-0.26%

Current Portfolio Projected 2013 YE Occupancy Net of Reserves Before Portfolio Adjstmt		83.20%	83.21%
Impact on YE Occupancy of Adding 14 Sylvan & Completed Dispositions other than PA		0.77%	0.75%
Impact on YE Occupancy of PA Disposition		0.24%	0.14%

Adjusted Portfolio Projected 2013 YE Occupancy Net of Reserves		84.21%	84.10%
Change		0.11%